Revenue	3 Months Ended
Mar. 31, 2024
Revenue from Contract with Customer [Abstract]
Revenue	Revenue
Revenue disaggregated by customer concentration is as follows:

	Three Months Ended
	March 31, 2024	March 31, 2023
	(in thousands)
Clients 1-5	$543,960	$570,260
Clients 6-10	321,259	271,696
Clients 11-25	430,323	415,381
Other	794,844	721,241
Total	$2,090,386	$1,978,578

There was no revenue from individual customers greater than 10% of consolidated revenue in the respective periods.
Accounts receivable, unbilled revenue (contract assets) and unearned revenue or payments on account (contract liabilities)
Accounts receivables and unbilled revenue are as follows:

	March 31, 2024	December 31, 2023
	(in thousands)
Billed services (accounts receivable)	$1,897,771	$1,821,855
Allowance for credit losses	(35,303)	(31,533)
Accounts receivable (net)	1,862,468	1,790,322
Unbilled services (unbilled revenue)	993,141	951,936
Accounts receivable and unbilled revenue, net	$2,855,609	$2,742,258

Unbilled services and unearned revenue or payments on account (contract assets and liabilities) were as follows:

(in thousands, except percentages)	March 31, 2024	December 31, 2023	$ Change	% Change
Unbilled services (unbilled revenue)	$993,141	$951,936	$41,205	4.3%
Unearned revenue (payments on account)	(1,709,938)	(1,654,507)	(55,431)	3.4%
Net balance	$(716,797)	$(702,571)	$(14,226)	2.0%

Timing may differ between the satisfaction of performance obligations and the invoicing and collection of amounts related to our contracts with customers. We record assets for amounts related to performance obligations that are satisfied but not yet billed and/or collected. These assets are recorded as unbilled services and therefore contract assets rather than accounts receivables when receipt of the consideration is conditional on something other than the passage of time. Liabilities are recorded for amounts that are collected in advance of the satisfaction of performance obligations or billed in advance of the revenue being earned.

Unbilled services/revenue balances arise where invoicing or billing is based on the timing of agreed milestones related to service contracts for clinical research. Contractual billing arrangements in respect of certain reimbursable expenses (principally investigators) require billing by the investigator to the Company prior to billing by the Company to the customer. As there is no contractual right to set-off between unbilled services (contract assets) and unearned revenue (contract liabilities), each are separately presented gross on the Condensed Consolidated Balance Sheet.

Unbilled services as at March 31, 2024 increased by $41.2 million compared to December 31, 2023. Unearned revenue increased by $55.4 million over the same period resulting in an increase of $14.2 million in the net balance of unbilled services and unearned revenue or payments on account between December 31, 2023 and March 31, 2024. These fluctuations are primarily due to timing of payments and invoicing related to the Group's clinical trial management contracts. Billings and payments are established by contractual provisions including predetermined payment schedules which may or may not correspond to the timing of the transfer of control of the Company's services under the contract. Unbilled services arise from long-term contracts when a cost-based input method of revenue recognition is applied and revenue recognized exceeds the amount billed to the customer.
As of March 31, 2024 approximately $15.3 billion (March 31, 2023: $13.8 billion) of revenue is expected to be recognized in the future in respect of unsatisfied performance obligations. The Company expects to recognize revenue on approximately 51% of the unsatisfied performance obligations over the next 12 months (March 31, 2023: 52%), with the remainder recognized thereafter over the duration of the customer contracts.